                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) January 30, 2002

                              UNITED RENTALS, INC.
                      UNITED RENTALS (NORTH AMERICA), INC.
             (EXACT NAME OF REGISTRANTS AS SPECIFIED IN ITS CHARTER)


----------------------------------------- ----------------------------------- ----------------------------------
                Delaware                               1-14387                           06-1522496
----------------------------------------- ----------------------------------- ----------------------------------
                Delaware                               1-13663                           06-1493538
----------------------------------------- ----------------------------------- ----------------------------------
    (State or Other Jurisdiction of            (Commission file Number)       (IRS Employer Identification No.)
             Incorporation)
----------------------------------------- ----------------------------------- ----------------------------------

Five Greenwich Office Park, Greenwich, Connecticut 06830
(Address of Principal Executive Offices)    (Zip Code)

Registrant's telephone number, including area code (203) 622-3131

Four Greenwich Office Park, Greenwich, Connecticut 06830
(Former Address of Principal Executive Offices)

Item 9.  Regulation FD Disclosure.

         Attached as Exhibit 99.1 hereto, and incorporated herein, are remarks by United Rental, Inc. for an investor presentation made on January 30, 2002 at the JP Morgan Annual High Yield Conference in Boston.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibits

99.1     Remarks for Investor Conference



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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 31st day of January 2002.

                                           UNITED RENTALS, INC.


                                           By:  Michael J. Nolan
                                                ----------------
                                           Name:  Michael J. Nolan
                                           Title:  Chief Financial Officer

Date: January 31, 2002



                                           UNITED RENTALS (NORTH AMERICA), INC.



                                           By:  Michael J. Nolan
                                                ----------------
                                           Name:  Michael J. Nolan
                                           Title:  Chief Financial Officer


Date: January 31, 2002



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